EXHIBIT 10.2


                         COLOR IMAGING, INC. LETTERHEAD

                                 April 23, 2004


Mr. Morris E. Van Asperen
4161 Riverview Run Ct
Suwanee, GA 30024

Dear Van:

Your current compensation arrangement with the Company is, hereby, changed as follows:

     Effective April 19, 2004, your Salary is reduced from $151,190 per annum to $120,000 per annum, or $4,615.39 paid every two weeks.

     Effective April 1, 2004, your existing commission and Maximum Compensation arrangement is superceded by a commission of 1/2 of 1% (0.5%) on the gross sales of all-in-one products, to be paid monthly in arrears on or after the 15th of the month following the end of each calendar month.

To indicate your understanding and acceptance of these changes, please sign where indicated hereafter.

Sincerely,                              Acknowledged and accepted:

EMPLOYER                                EMPLOYEE


/S/ SUELING WANG                        /S/ MORRIS E. VAN ASPEREN
---------------------------             --------------------------
Sueling Wang, Phd                       Morris E. Van Asperen
President